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                                                                   Exhibit 10.13

                       UP TO BUT NOT TO EXCEED $60,000,000

                    MISSISSIPPI BUSINESS FINANCE CORPORATION
                INDUSTRIAL DEVELOPMENT REVENUE BONDS, SERIES 2004
                   (PREMIER ENTERTAINMENT BILOXI LLC PROJECT)

                                                                January 23, 2004
                             BOND PURCHASE CONTRACT

Mississippi Business Finance Corporation
Jackson, Mississippi

Premier Entertainment Biloxi LLC
Biloxi, Mississippi

         Premier Finance Biloxi Corp., a Delaware corporation (the "Purchaser"), offers to enter into this Bond Purchase Contract (this "Contract") with the Mississippi Business Finance Corporation (the "Issuer"), a public corporation organized and existing under the laws of the State of Mississippi (the "State") and Premier Entertainment Biloxi LLC, a limited liability corporation organized, validly existing and in good standing under the laws of the State of Delaware (the "Company"), which, upon your acceptance will be binding upon the Issuer, the Company and the Purchaser.

         1.    BACKGROUND

               a. The Issuer will issue and sell, from time to time, its Industrial Development Revenue Bonds, Series 2004 (Premier Entertainment Biloxi LLC Project) in the aggregate principal amount of up to $60,000,000 (the "Bonds") to provide for the acquisition, construction, equipping and installation of a hotel and related improvements (as further described herein, the "Project") in the City of Biloxi, Harrison County, Mississippi which is to be owned by the Company. The Issuer and the Company will enter into a Loan Agreement (the "Loan Agreement") dated as of January 1, 2004 providing, among other things, for payments at times and in amounts sufficient to pay when due the principal of, premium, if any, and interest on the Bonds.

               b. The Bonds will be issued pursuant to the provisions of Title 57, Chapter 10, Article 7 of the Mississippi Code of 1972, as amended and supplemented (the "Act"), resolutions of the Issuer dated November 19, 2003 and December 17, 2003 (collectively the "Resolution") and a Trust Indenture (the "Indenture") dated as of January 1, 2004 between the Issuer and Standard Federal-Corporate and Institutional Trust, a division of LaSalle Bank National Association, as Trustee (the "Trustee"). The Bonds are limited obligations of the Issuer, payable solely from payments to be made by the Company pursuant to the Loan Agreement and a related Promissory Note to the Issuer (the "Series 2004 Note"). Payment of the Bonds is secured by the lien of the Indenture on the Trust Estate created thereunder which consists generally of money deposited in the funds and accounts established under the Indenture and income from the investment of such money as required by the Indenture, the Loan Agreement and the Series 2004 Note.

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               c.   The Bonds will contain the terms and provisions as described in the Indenture and will bear interest at the rates described in the Indenture.

               d. The terms and provisions of the Bonds have been approved by the Company who enters into this Contract in order to induce the Purchaser to purchase the Bonds at the price set forth herein.

               e. No preliminary official statement, final official statement or other disclosure document will be distributed in connection with the issuance and sale of the Bonds.

               f. It is intended that interest on the Bonds will not be excludable from the gross income of the holder thereof for federal income tax purposes.

               g. The Purchaser is purchasing the Bonds for its own account and agrees that it will not sell or otherwise transfer or dispose of the Bonds without complying with applicable disclosure and registration requirements of federal and state securities laws.

         2.    JOINT REPRESENTATION OF THE ISSUER AND THE COMPANY

         The Issuer and the Company represent that the Project will constitute a "business enterprise" within the meaning of the Act.

         3.    REPRESENTATIONS OF THE ISSUER

         The Issuer makes the following representations, all of which will survive the purchase and offering of the Bonds.

               a. The Issuer is a public corporation organized and existing under the laws of the State.

               b. The Issuer is authorized by the provisions of the Act to issue the Bonds, to loan the proceeds of the Bonds to the Company pursuant to the Loan Agreement to be used for the financing, from time to time, of the Project, to pledge and assign the Loan Agreement, the Series 2004 Note and the payments to be received by the Issuer pursuant thereto and the funds established pursuant to the Indenture and investment earnings and amounts therein as security for the payment of the principal of, premium, if any, and interest on the Bonds, all pursuant to the Indenture.

               c. The Issuer has complied with all provisions of the Constitution and the laws of the State pertaining to the issuance and sale of the Bonds, including the Act, and has full power and authority to authorize and thereafter consummate all transactions contemplated by this Contract, the Bonds, the Indenture, the Loan Agreement and any and all other agreements relating thereto.

               d. The Issuer has duly adopted the Resolution and has duly authorized the execution and delivery of this Contract, the Loan Agreement and the Indenture to the Trustee and

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the issuance and sale of the Bonds, and has taken all actions and obtained all approvals necessary and appropriate to carry out same.

               e. The Issuer has duly authorized all necessary actions to be taken by the Issuer for (i) the issuance and sale of the Bonds upon the terms set forth herein and in the Indenture, (ii) the execution, delivery, receipt and due performance of this Contract, the Bonds, the Indenture, the Loan Agreement, and any and all other agreements and documents as may be required to be executed, delivered and received by the Issuer in order to carry out, give effect to and consummate the transaction contemplated hereby and by the issuance and sale of the Bonds and (iii) the carrying out, giving effect to, and consummation of the transactions contemplated hereby, by the Indenture and by the issuance and sale of the Bonds. Executed counterparts of the Loan Agreement and the Indenture will be delivered to the Purchaser by the Issuer on the Initial Closing Date (as hereinafter defined).

               f. To the best of the Issuer's knowledge, there is no action, suit, proceeding, inquiry, investigation at law or in equity or before or by any court, public board or body pending or threatened against or affecting the Issuer (or any basis therefor), wherein an unfavorable decision, ruling or finding would adversely affect the transactions contemplated hereby or by the issuance and sale of the Bonds or the validity of the Bonds, the Indenture, the Loan Agreement, this Contract, or any agreement or instrument to which the Issuer is or is expected to be a party and which is used or contemplated for use in the consummation of the transaction contemplated hereby or by the issuance and sale of the Bonds.

               g. The execution and delivery by the Issuer of this Contract, the Bonds, the Indenture, the Loan Agreement, and other agreements contemplated hereby or by the issuance and sale of the Bonds and compliance with the provisions thereof will not conflict with or constitute, on the part of the Issuer, a breach of or a default under any existing law, court or administrative regulation, decree or order or any agreement, indenture, mortgage, lease or other instrument to which the Issuer is subject or by which the Issuer is or may be bound.

               h. Any certificate signed by any of the Issuer's authorized officers and delivered to the Purchaser shall be deemed a representation and warranty by the Issuer to the Purchaser as to the statements made therein.

         4.    REPRESENTATIONS OF THE COMPANY

         The Company makes the following representations, all of which will survive the purchase and offering of the Bonds.

               a. The Company is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and is in good standing to do business in the State.

               b. The Company has full corporate power and authority to authorize and thereafter consummate all transactions contemplated by this Contract, the Loan Agreement, the Series 2004 Note, the Indenture and any and all other agreements relating thereto.

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               c.   The Company has duly authorized all necessary actions to be taken by the Company for (i) the execution, delivery, receipt and due performance of this Contract, the Loan Agreement, the Series 2004 Note and any and all other agreements and documents as may be required to be executed, delivered and received by the Company in order to carry out, give effect to and consummate the transaction contemplated hereby and by the issuance and sale of the Bonds, (ii) the carrying out, giving effect to and consummation of the transactions contemplated hereby and by the Indenture, the issuance of the Bonds, the Loan Agreement and the Series 2004 Note to constitute valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that the enforceability thereof may be limited (A) by bankruptcy, reorganization, or similar laws limiting the enforceability of creditors' rights generally or (B) by the availability of any discretionary equitable remedies.

               d. The execution and delivery by the Company of this Contract, the Loan Agreement and the Series 2004 Note and the other documents contemplated hereby and by the issuance and sale of the Bonds and compliance with the provisions thereof will not conflict with or constitute on the Company's part a breach of or a default under any existing law, court or administrative regulation, decree or order or any agreement, indenture, mortgage, lease or other instrument to which the Company is subject or by which the Company is or may be bound.

               e. Any certificate signed by any of the Company's authorized officers and delivered to the Purchaser shall be deemed a representation and warranty by the Company to the Purchaser as to the statements made therein.

               f. The Company has obtained or will obtain as and when required by applicable law all approvals required in connection with the execution and delivery of and performance by the Company of its obligations under this Contract, the Loan Agreement and the Series 2004 Note and in relation to the Project.

               g. To the best of the Company's knowledge, there is no action, suit, proceeding, inquiry, investigation at law or in equity or before or by any court, public board or body pending or threatened against or affecting the Company (or any basis therefor), wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated hereby or by the issuance and sale of the Bonds or the validity of the Bonds, the Indenture, the Loan Agreement, the Series 2004 Note, this Contract or any agreement or instrument to which the Company is or is expected to be a party and which is used or contemplated for use in the consummation of the transaction contemplated hereby or by the issuance and sale of the Bonds.

               h. Prior to the commercial operation date of the Project, the Company will have obtained all licenses, permits, franchises or other governmental authorizations necessary for the acquisition, installation, equipping and operation, from time to time, of the Project in each case, except to the extent that any such license, permit, franchise or authorization is not required to have been obtained prior to commercial operation or in the ordinary course of business not obtained until after commercial operation and except to the extent that failure to obtain any such license, permit, franchise or authorization does not materially and adversely effect the Company or the Project.

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         5.    COVENANTS OF THE COMPANY

         The Company covenants and agrees to the following covenants, all of which will survive the purchase and offering of the Bonds and any investigations made by or on behalf of the Purchaser.

               a. The Company agrees to indemnify and hold harmless the Issuer, the Purchaser, any officer, agent or employee of the Issuer and each person, if any, who controls any of the foregoing within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively referred to herein as the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses whatsoever arising out of or resulting from or in any way related to the issuance and sale of the Bonds, any breach by the Company of any of, or the inaccuracy of any of, its representations, warranties and covenants set forth in this Contract and the financing, from time to time, of the Project utilizing the Net Proceeds and the acquisition, installation, equipping, from time to time, and the use of the Project; provided, however, that the Company shall not indemnify and hold harmless any Indemnified Party from damages that result from
(i) wanton or gross negligence or intentional or wilful misconduct on the part of the party seeking such indemnity, or (ii) any misstatement or omission appearing in any offering circular, official statement or other document solely in reliance on information furnished by the party seeking such indemnity.

               In case any action shall be brought against one or more of the Indemnified Parties based upon the information described in the preceding paragraph and in respect of which indemnity may be sought against the Company, the Indemnified Parties shall promptly notify the Company in writing and the Company shall promptly assume the defense thereof, including the employment of counsel reasonably acceptable to the Indemnified Parties, the payment of all reasonable expenses, and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties has the right, at its own expense, to employ separate counsel in any such action and to participate in the defense thereof. The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with the written consent of the Company, or if there be a final judgment for the plaintiff in any such action with or without its consent, the Company agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement of judgment.

               b. The Company will not take or omit to take, as may be applicable, any action which would, in any way, cause the proceeds of the Bonds to be applied in a manner contrary to the requirements of the Indenture, the Loan Agreement and the Series 2004 Note.

               c. Whether or not the sale of the Bonds by the Issuer to the Purchaser is consummated, the Company agrees that the Purchaser shall have no obligation to pay any costs or expenses incident to the performance of the obligations of the Issuer under this Contract. All reasonable actual out of pocket costs and expenses to affect the preparation, issuance, sale and delivery of the Bonds, the Indenture, the Loan Agreement and the Series 2004 Note, and the reasonable actual out of pocket fees and expenses of the Issuer and of Bond Counsel shall be paid by the Company.

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               d.   Notwithstanding the foregoing provisions of this Section 5, no past, present or future partner, member, shareholder, manager, director, officer, employee, agent or any affiliate of the Company or Purchaser (other than the Company and the Purchaser), nor their respective heirs, personal representatives, successors or assigns, shall be personally liable for any judgment or deficiency with regard to amounts owed under this Agreement. No member of the Company or shareholder of the Purchaser shall have any personal liability under this Agreement or any other instrument, document or agreement entered into or delivered in connection with this Agreement and the transactions contemplated hereby (collectively, the "Related Documents") and no recourse for the payment of any amount due under this Agreement, or for any claim arising out of or relating to this Agreement or any other Related Documents, whether for failure to pay, perform or discharge any monetary or non-monetary obligation, breaches of representations, warranties or covenants, the occurrence of defaults, or otherwise, shall be due or owing, or had or recoverable against or from, any past, present or future partner, member, shareholder, manager, director, officer, employee, agent, or affiliate of the Company or the Purchaser (or any successor or assign thereof) (other than the Company and the Purchaser).

         6.    PURCHASE, SALE AND DELIVERY OF THE BONDS

               a. On the basis of the representations, warranties and covenants contained herein, and in the other agreements referred therein and subject to the terms and conditions herein set forth, on the Initial Closing Date and from time to time thereafter, the Purchaser agrees to purchase from the Issuer and the Issuer agrees to sell to the Purchaser all or any portion of the Bonds for a purchase price of one hundred percent (100%) of the principal amount of the Bonds issued and sold, from time to time, as provided for hereunder and in the Indenture. In accordance with the provisions of Section 2.02 of the Indenture, the Purchaser agrees that it will pay the purchase price for the Bonds as follows: (i) $500,000 will be paid on the Initial Closing Date for deposit into the Company Direct Disbursement Account in the Construction Fund,
(ii) in the Purchaser's discretion, the Purchaser will purchase additional principal amounts of the Bonds from time to time and the proceeds thereof shall be deposited into the Company Direct Disbursement Account in the Construction Fund, provided, that the Purchaser shall never pay the Trustee an amount for deposit into the Company Direct Disbursement Account in the Construction Fund if such deposit results in said Account having more than $500,000 on deposit therein, and (iii) the Purchaser will pay to the Trustee the amount necessary to satisfy requisitions submitted to the Trustee by the Company from time to time pursuant to Section 5.03(a) of the Indenture.

               b. The Issuer will, on the Initial Closing Date, deliver the Bonds in the form of one (1) fully registered bond to the Trustee who will hold the Bonds as agent for the Purchaser. The Bonds will be in the form set forth in the Indenture and will contain a grid on which the Trustee will evidence each purchase of the principal amount of the Bonds from time to time. Each purchase of the principal amount of the Bonds will be made to or for the account of the Purchaser against payment of the purchase price therefor by check or wire payable in immediately available funds to the order of the Trustee, at or prior to 12:00 noon, Mississippi time, at such places, times and dates as shall be mutually agreed upon by the Issuer and the

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Purchaser (each, a "Closing Date"). The Bonds will be dated as of the date of the Initial Closing Date, will be delivered in fully registered form in such amounts as the Purchaser shall request, and will be registered in the name of the Purchaser. The Bonds may be in printed, engraved, typewritten or photocopied form and each such form shall constitute "definitive form."

               c. The Bonds shall bear interest at the rates, mature on the date and have such other terms as described in the Indenture.

               d. In connection with the purchase, sale and delivery of the Bonds and except as hereinafter provided in paragraph (e) of this Section 6, the Purchaser represents and warrants to the Issuer and the Company as follows:

                    (i) The Purchaser has sufficient knowledge and experience in financial and business matters generally, including purchase and ownership of municipal obligations, to be able to evaluate the risks and merits of the investment represented by the purchase of the above-stated principal amount of the Bonds, and the Purchaser is able to bear such risks, including without limitation, the risk of loss of such investment;

                    (ii) No offering statement, prospectus or offering circular containing information with respect to the Issuer, the Bonds, the Project or the Company has been or will be prepared and that the Purchaser has made its own inquiry and analysis with respect to the Bonds and the security therefor, the Project, the Company and its subsidiaries and other material factors affecting the security and payment of the Bonds;

                    (iii) The Purchaser has either been supplied with or has had access to all information, including financial statements and other financial information of the Company and its subsidiaries, to which a reasonable investor would attach significance in making investment decisions, and has had the opportunity to ask questions and receive answers from knowledgeable individuals concerning the Company and its subsidiaries, the Project, the Bonds and the security therefor, so that as a reasonable investor the Purchaser has been able to make its decision to purchase the above-stated principal amount of the Bonds;

                    (iv) The Bonds (i) are not being registered under the Securities Act of 1933 and are not being registered or otherwise qualified for sale under the "Blue Sky" laws and regulations of any state, (ii) will not be listed on any stock or other securities exchange, (iii) will carry no rating from any rating service, and (iv) will not be readily marketable; and

                    (v) The Purchaser is purchasing the Bonds for its own account for investing and with no present intention of distributing or reselling the Bonds or any part thereof, but subject, nevertheless, to the disposition of the Bonds being at all times within the control of the Purchaser. Purchaser agrees that the Bonds will not be sold in contravention of the Securities Act of 1934, as amended, or in contravention of the securities laws of any state. Notwithstanding the above, the Purchaser will pledge the Bonds to the Senior Notes Trustee to secure amounts the Senior Notes.

               e. To the extent that all of the Bonds are not issued and purchased by the Purchaser on or before the Term Note Date, any of the Bonds not so issued and purchased shall not thereafter be issued.

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         7.    BOND DOCUMENTS

         On or prior to ___________, 2004 or such other date mutually agreeable to the Issuer, the Company and the Purchaser (the "Initial Closing Date"), the Purchaser shall have received a copy of each of the following documents duly executed by all parties thereto as certified to the satisfaction of the
Purchaser:

               a.   the Indenture;

               b.   the Loan Agreement; and

               c.   the Series 2004 Note.

The foregoing documents are hereinafter collectively referred to as the "Bond Documents." The Issuer and the Company shall immediately upon their execution provide the Purchaser with any amendments of the Bond Documents.

         8.    CONDITIONS TO OBLIGATIONS OF THE PURCHASER

               (a) Requirements for Initial Closing Date Disbursements. With respect to the obligation of the Purchaser to purchase and pay for a portion of the Bonds on the Initial Closing Date and the obligation of the Issuer to sell a portion of the Bonds to the Purchaser on the Initial Closing Date, the following conditions precedent shall have been satisfied:

                    i. The Issuer shall have received the approving opinion of Bond Counsel dated the Initial Closing Date in form and substance acceptable to the Purchaser, and the Purchaser shall have received a letter from Bond Counsel dated the Initial Closing Date and addressed to the Purchaser, to the effect that the Purchaser may rely upon such firm's opinion as if it were addressed to the Purchaser.

                    ii. The Purchaser shall have received the opinion of counsel to the Issuer, dated the Initial Closing Date and addressed to the Purchaser in form and substance acceptable to the Purchaser.

                    iii. On or prior to the Initial Closing Date, all actions required to be taken as of the Initial Closing Date in connection with the Bonds, the Resolution and the Bond Documents by the Issuer and the Company shall have been taken, and the Issuer and the Company shall each have performed or complied with the terms of this Contract, the Bonds, the Resolution and the Bond Documents, and each party shall deliver a certificate to such effect insofar as the foregoing actions, agreements, covenants and conditions apply to each such party, and each of such agreements shall be in full force and effect and shall not have been amended, modified or supplemented, except as has been agreed to in writing by the Purchaser.

                    iv. Each of the Bond Documents shall have been executed and delivered by each of the respective parties thereto, all such documents shall be in forms exhibited

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to the Purchaser on the date hereof with only such changes as the Purchaser may approve in writing, and each of the Bond Documents shall be in full force and effect.

                    v. The Purchaser shall have received a certificate, dated the Initial Closing Date and signed on behalf of the Issuer, to the effect that:

                          (1)  the Issuer has not received notice of any
pending, nor to the Issuer's knowledge is there any threatened, action, suit, proceeding, inquiry or investigation against the Issuer, at law or in equity, by or before any court, public board or body, nor to the Issuer's knowledge is there any basis therefor, affecting the existence of the Issuer or the titles of its officials to their respective offices, or seeking to prohibit, restrain or enjoin the sale, issuance or delivery of the Bonds or the pledge of revenues or assets of the Issuer pledged or to be pledged to pay the principal of and interest on the Bonds, or in any way materially adversely affecting or questioning (A) the territorial jurisdiction of the Issuer, (B) the use of the proceeds of the Bonds to finance the Project, (C) the validity or enforceability of the Bonds, any proceedings of the Issuer taken with respect to the Bonds, or any of the Bond Documents to which it is a party, (D) the execution and delivery of this Contract or the Bonds, or (E) the power of the Issuer to carry out the transactions contemplated by this Contract, the Bonds, the Indenture or any of the Bond Documents to which the Issuer is a party; and

                          (2)  the Issuer has complied with all the covenants
and satisfied all of the conditions on its part to be performed or satisfied at or prior to the Initial Closing Date, and the representations and warranties of the Issuer contained herein and in each of the Bond Documents to which it is a party are true and correct as of the Initial Closing Date.

                    vi. The Purchaser shall have received an opinion of counsel to the Company, dated the Initial Closing Date and addressed to the Purchaser in form and substance acceptable to the Purchaser.

                    vii. The Purchaser shall have received certificates dated the Initial Closing Date from the Company to the effect that the Company has complied with all of the covenants and satisfied all of the conditions to be performed or satisfied by it on or prior to the Initial Closing Date, and the representations and warranties of the Company contained in this Contract and in each of the Bond Documents to which it is a party are true, correct and complete as of the Initial Closing Date, and it has full legal right, power and authority to enter into and carry out the transactions contemplated by the Bond Documents.

                    viii. The Purchaser shall have received a certificate, dated the Initial Closing Date and signed by an authorized officer of the Trustee, to the effect that (i) he or she is an authorized officer of the Trustee, (ii) the Indenture has been duly executed and delivered by the Trustee, (iii) the Trustee has all necessary corporate and trust powers required to carry out the trust created by the Indenture, (iv) to the best of his or her knowledge, the acceptance by the Trustee of the duties and obligations of the Trustee under the Indenture and compliance with the provisions thereof will not conflict with or constitute a breach of or default under any law, administrative regulation, consent decree or any agreement or other instrument to which the Trustee is subject or by which the Trustee is bound, and (v) the Trustee has duly authenticated the Bonds, and the person signing the certificate or authentication on each Bond has been duly authorized to do so.

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                    ix.   Evidence, satisfactory in form and substance to the
Purchaser and Bond Counsel, of a satisfactory and favorable conclusion to a bond validation proceeding under the laws of the State with respect to the Bonds shall have been received.

                    x. None of the events referred to in Section 9 of this Contract shall have occurred.

                    xi. Such additional certificates, opinions and other documents as the Purchaser or Bond Counsel may reasonably request prior to the Initial Closing Date to evidence performance of or compliance with the provisions of this contract and the transactions contemplated hereby and by the issuance and sale of the Bonds, all such certificates and other documents to be satisfactory in form and substance to the Purchaser, shall have been received.

                          If any conditions to the obligations of the Purchaser
or the Issuer contained in this Contract are not satisfied and the satisfaction of such conditions shall not be waived by the Purchaser, then, at the option of the Purchaser (i) the Initial Closing Date shall be postponed for such period as may be necessary for such conditions to be satisfied or (ii) without limiting the generality of Section 14 of this Contract, the obligations of the Purchaser and the Issuer under this Contract shall terminate, and neither the Purchaser nor the Issuer shall have any further obligations or liabilities hereunder, and the Company shall have no further obligations or liabilities hereunder other than its obligations under Section 5 hereof.

               (b) Requirements for Disbursements On Each Closing Date. With respect to the obligation of the Purchaser to purchase and pay for a portion of the Bonds on each Closing Date, including the Initial Closing Date, and the obligation of the Issuer to sell a portion of the Bonds to the Purchaser on each Closing Date, including the Initial Closing Date, the following conditions precedent shall have been satisfied:

                    i. The representations and warranties of the Company herein and the representations and warranties made in each of the Bond Documents by the respective parties thereto shall be true, correct and complete on the date hereof, on the Initial Closing Date and on each Closing Date, and each such party to the Bond Documents, including the Company, shall deliver a certificate to such effect on the Initial Closing Date and the Company shall deliver such a certificate on each Closing Date. The Issuer and the Company shall have performed all of their obligations hereunder and the statements made on behalf of the Issuer and the Company hereunder shall be true and correct on the date hereof, on the Initial Closing Date and on each Closing Date, and the Issuer and the Company shall deliver certificates to such effect on the Initial Closing Date and the Company shall deliver such a certificate on each Closing Date.

                    ii. Except as may have been agreed to by the Purchaser, as of the Initial Closing Date and each Closing Date, each of the Bond Documents, the Resolution and all other official action of the Issuer relating thereto shall be in full force and effect and shall not have been amended, modified or supplemented without the written approval of the Purchaser.

                    iii. No default or event of default (as defined in any of the Bond Documents) shall have occurred and be continuing, and no event shall have occurred and be continuing as of the Initial Closing Date and each Closing Date which, with the lapse of time or the giving of notice or both, would constitute such a default or event of default.

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                    iv.   In the sole judgment of the Purchaser, no material
adverse change shall have occurred, nor shall any development involving a prospective material and adverse change in, or affecting the affairs, business, financial condition, results of operations, prospects or properties (including the Project) of the Issuer or the Company have occurred, between the date hereof and the Initial Closing Date.

         All of the legal opinions, certificates, proceedings, instruments and other documents mentioned above or elsewhere in this Contract shall be deemed to be in compliance with the provisions hereof if, but only if, they are in form and substance satisfactory to the Purchaser and the Issuer.

         9.    TERMINATION

         The Purchaser may terminate its obligations hereunder by written notice to the Issuer and the Company if, at any time subsequent to the date hereof and on or prior to the Initial Closing Date:

               a. There shall have occurred any material change in the business or affairs of the Issuer or the Company or any material change in the Project which, in the sole judgment of the Purchaser, materially adversely affects the financial condition, business, properties or prospects of the Company.

               b. Any condition of the Purchaser's obligations hereunder is not satisfied because of any refusal, inability or failure on the part of the Company or the Issuer to comply with any of the terms or to fulfill any of the conditions provided for or contemplated by this Contract, or if for any reason the Company, the Trustee or the Issuer shall be unable to perform all of their obligations or satisfy conditions, respectively provided for or contemplated in this Contract.

         10.   EXPENSES

         Except as otherwise provided herein, the Company shall cause to be paid out of this own funds or the proceeds of the Bonds, the costs of issuing the Bonds, including, but not limited to, the fees and expenses described in Section 5 of this Contract; whether or not the sale of the Bonds by the Issuer to the Purchaser is consummated.

         11.   CONDITION OF THE ISSUER'S OBLIGATIONS

         The Issuer's obligations hereunder are subject to the Purchaser's performance of its obligations hereunder.

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12.      NOTICES

         Any notice or other communication to be given to the Issuer under this Contract may be given by delivering the same in writing as follows:

         If to the Issuer -              Mississippi Business Finance
                                         Corporation
                                         735 Riverside Drive
                                         Jackson, Mississippi 39202

         If to the Company -             Premier Entertainment Biloxi LLC
                                         P.O. Box 268
                                         Biloxi, Mississippi 39533-0268
                                         Attention: Chief Financial Officer

         If to the Trustee -             Standard Federal-Corporate and
                                         Institutional Trust, a division of
                                         LaSalle Bank National Association
                                         2600 West Big Beaver
                                         Troy, Michigan 48048
                                         Attention: Corporate Trust Department

         If to the Purchaser -           Premier Finance Biloxi Corp.
                                         P.O. Box 268
                                         Biloxi, Mississippi 39533-0268
                                         Attention: Chief Financial Officer

         13.   SUCCESSORS

               This Contract is made solely for the benefit of the Issuer, the Purchaser and the Company (including their successors or assigns) and no other person shall acquire or have any right hereunder or by virtue hereof (other than pursuant to Section 5 hereof).

         14.   SURVIVAL OF CERTAIN REPRESENTATIONS AND WARRANTIES

         All agreements, covenants, representations and warranties and all other statements of the Issuer and the Company set forth in or made pursuant to this Contract shall remain in full force and effect and shall survive the Initial Closing Date and the delivery of the Bonds, from time to time.

         15.   GOVERNING LAW

         This Contract shall be governed by the laws of the State.

         16.   MISCELLANEOUS

         This Contract constitutes the only agreement among the parties hereto relating to the subject matter hereof and it supersedes and cancels any and all previous contracts, agreements or understandings with respect thereto. This Contract may not be amended or modified except in

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writing executed by all parties hereto. Capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Indenture and the Loan Agreement.

         17.   COUNTERPARTS

         This Contract may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                         Very truly yours,

                                         PREMIER FINANCE BILOXI CORP.


                                         By: /s/ Joseph Billhimer
                                            ------------------------------------
                                          Title: President and COO
                                                --------------------------------


                   [Signature page of Bond Purchase Contract]

         Accepted on                     MISSISSIPPI BUSINESS FINANCE
         _______,2004                    CORPORATION


                                         By: /s/ William T. Barry
                                            ------------------------------------
                                          Executive Director


                   [Signature page of Bond Purchase Contract]

                                         PREMIER ENTERTAINMENT BILOXI LLC
         Accepted on
         _________, 2004

                                          By: /s/ Joseph Billhimer
                                             -----------------------------------
                                           Title: President and COO
                                                 -------------------------------


                   [Signature page of Bond Purchase Contract]